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EXHIBIT 10.7

Execution Version

FIRST AMENDMENT

TO

CREDIT AGREEMENT

Among

LINN ENERGY, LLC
 as Borrower,

ROYAL BANK OF CANADA,
 as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of November 22, 2005

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT

        This First Amendment to Credit Agreement (this "First Amendment") executed effective as of the 22nd of November, 2005 (the "First Amendment Effective Date") is among Linn Energy, LLC (formerly known as Linn Energy Holdings, LLC), a limited liability company formed under the laws of the State of Delaware (the "Borrower"); each of the undersigned guarantors (the "Guarantors", and together with the Borrower, the "Obligors"); each of the Lenders that is a signatory hereto; Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, together with its successors, the "Administrative Agent") and BNP Paribas, as senior administrative agent pursuant to that certain Credit Agreement dated April 13, 2005 (as amended from time to time, the "Senior Credit Agreement") among Borrower, the Guarantors, the lenders party thereto and BNP Paribas, as administrative agent for such lenders (in such capacity, together with its successors, the "Senior Administrative Agent").

Recitals

        A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 27, 2005 (the "Credit Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

        B.    The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

        C.    The Senior Administrative Agent has consented to the amendment of the Credit Agreement.

        D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1.    Defined Terms.     Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

        Section 2.    Amendments to Credit Agreement.

        2.1    Definitions.     The definition of "Consolidated Net Income" in Section 1.02 is hereby amended by inserting the following section (f) after the semicolon following section (e):

"and (f) any loss or gain resulting from the cancellation/monetization of Swap Agreements in place, provided that the Borrower is in compliance with all other covenants and provided further that no such gain or loss shall be excluded if such gain or loss occurs after the earlier of (i) the Initial Public Offering and (ii) December 31, 2005;"

        Section 3.    Conditions Precedent.     The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

        3.1    Payment of Outstanding Invoices.     Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

        3.2    First Amendment.     The Administrative Agent shall have received multiple counterparts as requested of the this First Amendment from each Lender.

        3.3    No Default.     No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.

        Section 4.    Representations and Warranties; Etc.     Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the First Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this First Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

        Section 5.    Miscellaneous.

        5.1    Confirmation.     The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

        5.2    Ratification and Affirmation of Obligors.     Each of the Obligors hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

        5.3    Counterparts.     This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

        5.4    No Oral Agreement.     THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

        5.5    Governing Law.     THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:	LINN ENERGY, LLC
	By:	/s/ KOLJA ROCKOV Kolja Rockov Executive Vice President & Chief Financial Officer

First Amendment
Signature Page - 1

GUARANTORS:	LINN ENERGY HOLDINGS, LLC
	By:	/s/ KOLJA ROCKOV Kolja Rockov Executive Vice President & Chief Financial Officer
LINN OPERATING, INC.
	By:	/s/ KOLJA ROCKOV Kolja Rockov Executive Vice President & Chief Financial Officer
MID ATLANTIC WELL SERVICING, INC.
	By:	/s/ KOLJA ROCKOV Kolja Rockov Executive Vice President & Chief Financial Officer

First Amendment
Signature Page - 2

ADMINISTRATIVE AGENT:	ROYAL BANK OF CANADA, as Administrative Agent
	By:	/s/ DAVID WHEATLEY
	Name:	David Wheatley
	Title:	Manager, Agency
LENDERS:	ROYAL BANK OF CANADA
	By:	/s/ LORNE A. GARTNER
	Name:	Lorne A. Gartner
	Title:	Authorized Signatory
SOCIÉTÉ GÉNÉRALE
	By:	/s/ STEPHEN W. WARFEL
	Name:	Stephen W. Warfel
	Title:	Vice President

First Amendment
Signature Page - 3

The foregoing First Amendment is consent to by the undersigned as of the date first written above.
SENIOR ADMINISTRATIVE AGENT:	BNP PARIBAS, as Administrative Agent
	By:	/s/ BETSY JOCHER
	Name:	Betsy Jocher
	Title:	Vice President
	By:	/s/ GABE ELLISOR
	Name:	Gabe Ellisor
	Title:	Vice President

First Amendment
Signature Page - 4

QuickLinks

  EXHIBIT 10.7
  Section 1. Defined Terms.
  Section 2. Amendments to Credit Agreement.
  2.1 Definitions.
  Section 3. Conditions Precedent.
  3.1 Payment of Outstanding Invoices.
  3.2 First Amendment.
  3.3 No Default.
  Section 4. Representations and Warranties; Etc.
  Section 5. Miscellaneous.
  5.1 Confirmation.
  5.2 Ratification and Affirmation of Obligors.
  5.3 Counterparts.
  5.4 No Oral Agreement.
  5.5 Governing Law.